UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12
TERREMARK WORLDWIDE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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     On February 14, 2011, Terremark Worldwide, Inc. (“Terremark”) issued a press release announcing its consent solicitation relating to its outstanding 6.625% senior convertible notes due 2013. A copy of the press release is set forth below. The press release may be deemed to be solicitation material in respect of the proposed acquisition of Terremark by Verizon Communications Inc. (“Verizon”).
     Additional Information and Where to Find It
     The press release is not an offer to purchase nor a solicitation of an offer to sell securities. Verizon’s tender offer for shares of Terremark’s common stock commenced on February 10, 2011, and, in connection with the offer, Verizon caused a new subsidiary, Verizon Holdings Inc., to file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”). Terremark stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 filed by Terremark with the SEC because they contain important information about the proposed transaction. These documents are available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents may be obtained free of charge by directing a request to Verizon at 212-395-1525. A copy of the tender offer statement and the solicitation/recommendation statement are also available to all stockholders of Terremark by contacting Terremark’s Investor Relations at 305-961-3109 or hblankenbaker@terremark.com.
     This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terremark by Verizon. In connection with the proposed acquisition, Terremark intends to file relevant materials with the SEC, including Terremark’s proxy statement in preliminary and definitive form. Terremark stockholders are strongly advised to read all relevant documents filed with the SEC, including Terremark’s definitive proxy statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from Terremark by contacting Terremark’s Investor Relations at 305-860-7822 or hblankenbaker@terremark.com.
     Participants in Solicitation
     Verizon and its directors and executive officers, and Terremark and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Terremark common stock in respect of the proposed transaction. Information about the directors and executive officers of Verizon is set forth in the proxy statement for Verizon’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2010. Information about the directors and executive officers of Terremark is set forth in the proxy statement for Terremark’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on June 17, 2010. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.
     Cautionary Statement Regarding Forward-Looking Statements
     Certain statements in this communication regarding the proposed transaction between Verizon and Terremark, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Verizon’s and Terremark’s future expectations, beliefs, goals or prospects constitute forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of Terremark stockholder approval and the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Terremark’s operations into those of Verizon or that such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Terremark may be difficult; and the other factors described in Verizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in its most recent quarterly report filed with the SEC, and Terremark’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and in its most recent quarterly report filed with the SEC. Verizon and Terremark assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

FOR IMMEDIATE RELEASE
Terremark Commences Consent Solicitation
Relating to its Outstanding 6.625% Senior Convertible Notes due 2013
MIAMI — February 14, 2011 — Terremark Worldwide, Inc. announced today that it is soliciting consents from holders of its outstanding 6.625% Senior Convertible Notes due 2013 to approve an amendment to the indenture relating to the Notes that would remove the Company’s obligation to provide the trustee under the Indenture with copies of certain reports it files with the Securities and Exchange Commission and in the event that Terremark is no longer required to file reports with the SEC, to provide the Trustee and each holder of Notes with financial statements and other information relating to Terremark and, upon request, to provide the information required under Rule 144A(d)(4) of the Securities Act of 1933, as amended. The proposed amendment would become operative only following the direct or indirect acquisition by Verizon Communications Inc. of a majority of the shares of common stock of Terremark then outstanding determined on a fully-diluted basis.
Verizon previously announced on February 10, 2011 that, pursuant to an Agreement and Plan of Merger dated January 27, 2011, by and among Terremark, Verizon and Verizon Holdings Inc., a wholly owned subsidiary of Verizon, Verizon Holdings Inc. had commenced a tender offer for all outstanding shares of common stock of Terremark.
Consenting holders are being offered a fee of $5.00 per $1,000 principal amount of Notes for consenting to the proposed amendment. Adoption of the proposed amendment requires the consent of holders of at least a majority of the outstanding aggregate principal amount of the Notes. The aggregate outstanding principal amount of the Notes as of February 9, 2011 was $57,192,000. Goldman, Sachs & Co. is acting as Solicitation Agent for the Consent Solicitation.
The Consent Solicitation will expire at 5:00 p.m., New York City time, on February 28, 2011, unless extended by the Company. Only holders of record of the Notes as of 5:00 p.m., New York City time, on February 9, 2011, are eligible to deliver consents to the proposed amendment in the Consent Solicitation.

Payment of the consent fee is conditioned upon, among other things, the receipt of the requisite consents at or prior to the Expiration Date, the entering into of a supplemental indenture in order to document the amendment to the Indenture, the consummation of the Verizon Acquisition, and certain other conditions set forth in the Consent Solicitation Statement, dated February 14, 2011, and the related Consent Form. The consent fee will be paid promptly following the Verizon Acquisition and satisfaction of the other conditions described above.
Consents with respect to the Notes may not be revoked after the time and date on which the requisite consents are received by the Company and the Company enters into a supplemental indenture. The Consent Solicitation does not affect the ability of a holder to convert its Notes pursuant to the terms of the Indenture or any other rights of the holder under the Indenture following a Change of Control (as defined in the Indenture).
The Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Consent Documents. The Consent Solicitation is conditioned upon the receipt of the requisite consents on or prior to the Expiration Date and certain other conditions set forth in the Consent Solicitation Statement. However, in no event will the proposed amendment become operative until the consummation of the Verizon Acquisition as described above.
The Consent Solicitation presents risk for holders who consent, as set forth more fully in the Consent Solicitation Statement. That document contains important information, and holders should read it carefully before making any decision.
Copies of the Consent Documents and other related documents may be obtained from Georgeson Inc., the Information Agent, at (877) 278-4751 (toll free). Holders of the Notes are urged to review the Consent Documents for the detailed terms of the Consent Solicitation and the procedures for consenting to the proposed amendment. Any persons with questions regarding the Consent Solicitation should contact the Solicitation Agent, Goldman, Sachs & Co., at (212) 902-5183 (collect) or (800) 828-3182 (toll free).

This announcement is for information purposes only and is neither an offer to sell nor a solicitation of an offer to buy any security. This announcement is also not a solicitation of consents with respect to the proposed amendment or any securities. No recommendation is being made as to whether holders of Notes should consent to the proposed amendments. The solicitation of consents is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.
Additional Information and Where to Find It
This press release is not an offer to purchase nor a solicitation of an offer to sell securities. Verizon’s tender offer for shares of Terremark’s common stock commenced on February 10, 2011, and, in connection with the offer, Verizon caused a new subsidiary, Verizon Holdings Inc., to file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”). Terremark stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 filed by Terremark with the SEC because they contain important information about the proposed transaction. These documents are available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents may be obtained free of charge by directing a request to Verizon at 212-395-1525. A copy of the tender offer statement and the solicitation/recommendation statement are also available to all stockholders of Terremark by contacting Terremark’s Investor Relations at 305-961-3109 or hblankenbaker@terremark.com.
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terremark by Verizon. In connection with the proposed acquisition, Terremark intends to file relevant materials with the SEC, including Terremark’s proxy statement in preliminary and definitive form. Terremark stockholders are strongly advised to read all relevant documents filed with the SEC, including Terremark’s definitive proxy statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from Terremark by contacting Terremark’s Investor Relations at 305-860-7822 or hblankenbaker@terremark.com.

Participants in Solicitation
Verizon and its directors and executive officers, and Terremark and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Terremark common stock in respect of the proposed transaction. Information about the directors and executive officers of Verizon is set forth in the proxy statement for Verizon’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2010. Information about the directors and executive officers of Terremark is set forth in the proxy statement for Terremark’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on June 17, 2010. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.
Certain statements in this communication regarding the proposed transaction between Verizon and Terremark and any other statements regarding Terremark’s future expectations, beliefs, goals or prospects constitute forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Terremark assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. This press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful.
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CONTACT:
Media Relations
Terremark Worldwide, Inc.
Xavier Gonzalez
305-961-3134
xgonzalez@terremark.com
Investor Relations
Terremark Worldwide, Inc.
Hunter Blankenbaker
305-961-3109
hblankenbaker@terremark.com